Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Hyundai Capital America (the “Company”)

Re:     Hyundai Auto Receivables Trust (“HART”) 2019-B – Data File and XML File Procedures

We have performed the procedures described below, which were agreed to by the Company and by other third parties who execute an agreement with KPMG LLP in which each such party agrees to the procedures and takes responsibility for the sufficiency of the procedures performed for such party’s purposes (such third parties and the Company are together referred to herein as the “Specified Parties”), on the specified attributes identified by the Company in (i) an electronic data file entitled “FINAL_POOL_TAPE_HART_2019_B_ REGABII.xlsx” provided by the Company on September 23, 2019 (the “Data File”), containing information as of September 13, 2019 (the “Cutoff Date”), and (ii) an electronic data file entitled “hca-autoloanex102ald.xml” provided by the Company on October 7, 2019, containing information as of September 30, 2019 (the “XML File”), each containing information on 57,644 automobile, light-duty truck, and minivan retail installment sale contract receivables (the “Receivables”), which we were informed are intended to be included as collateral in the offering by HART 2019-B. The Company is responsible for the specified attributes identified by the Company in the Data File and XML File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Title Document” means the Certificate of Title, a copy of the Certificate of Title, Electronic Title, Application for Certificate of Ownership, Notice of Recorded Lien, Notice of Lien Application for Title, Vehicle Registration/Title Application, Application for Title with/without Registration, Certificate of Title to a Vehicle, Certificate of Title of a Vehicle, Application for Title and License, Application for Title and Registration, Application for Registration, Application for Registration of a New Vehicle, Guarantee of Title Statement, State Notice of Security Interest Filing, or information from the Title Explorer System.

•	The term “Obligor” means the borrower(s) stated on the Installment Sale Contract.

•	The term “Receivable File” means any file containing some or all of the following documents contained in the Company’s contract and credit application system or provided by the Company for each Sample Receivable (defined below): Installment Sale Contract, Extension Agreement, Notice of Change, Title Document, Credit Application, DealerTrack Application, and/or HCA Credit Decision. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

•	The term “Vehicle Model Mapping” means an electronic data file entitled “Vehicle_Map.xlsx” provided by the Company containing the mapping of specific vehicle models to general vehicle models and vehicle types.

•	The term “Daybreak System” means the Company’s electronic loan system used to service the Receivables.

•	The term “Title Explorer System” means the Company’s internal web-based system used to maintain title information.

•	The term “Sources” refers collectively to the Receivable Files, Vehicle Model Mapping, Daybreak System, and Title Explorer System.

A.	The Company instructed us to select a random sample of 150 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables was provided to the Company. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Receivable, we compared or recomputed the attributes listed below to or using the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attribute	Sources / Company’s Instructions
Original Amount Financed	Installment Sale Contract, Notice of Change (if any), Daybreak System
Annual Percentage Rate (“APR”)	Installment Sale Contract, Notice of Change (if any), Daybreak System
Scheduled Monthly Payment Amount	Installment Sale Contract, Notice of Change (if any), Daybreak System
Contract Date	Installment Sale Contract
First Payment Date	Installment Sale Contract, Extension Agreement (if any), Daybreak System
Original Term (number of months)	Installment Sale Contract, Daybreak System
Maturity Date	Recomputed as the Original Term (in numbers of months) plus the First Payment Date, adjusted for any payment extensions or due date changes appearing on the Extension Agreement (if any). In the event the information was not in agreement, the Company instructed us to compare the Maturity Date to the corresponding information stated in the “Extension/Due Dt Change” screen in the Daybreak System.
Dealer’s State	Installment Sale Contract

Attribute	Sources / Company’s Instructions
Vehicle Make	Installment Sale Contract. In the event the Vehicle Make stated in the Installment Sale Contract was not Hyundai or Kia, the Company instructed us to consider the information to be in agreement if the Vehicle Make stated in the Data File was “Other.” The Company instructed us to consider the Vehicle Make to be in agreement if the Data File stated “Genesis” and the Installment Sale Contract stated the Vehicle Model Year was 2017 or later, and either (1) the Vehicle Make was “Hyundai” and the Vehicle Model was “Genesis,” or (2) the Vehicle Model was “G80” or “G90.”
Vehicle Model	Installment Sale Contract, Daybreak System and the Vehicle Model Mapping. The Company instructed us to consider the Vehicle Model to be in agreement if the Data File stated “G80” or “G90” and the Installment Sale Contract stated the Vehicle Model Year was 2017 or later, and (1) the Vehicle Make was “Hyundai,” and (2) the Vehicle Model was “Genesis.”
“New” or “Used”	Title Explorer System. The Company instructed us to consider the Vehicle Type to be “New” if the Title Explorer System indicated the vehicle was not previously titled or registered, or the previous owner was a dealership or an affiliated entity; and to consider the Vehicle Type to be “Used” if one or more previous Title Document(s) were present in the Title Explorer System (excluding Title Documents for a dealership or an affiliated entity). If the Title Explorer System indicated the vehicle was not previously titled or registered, or the previous owner was a dealership or an affiliated entity, but the Data File indicated the Vehicle Type as “Used,” the Company instructed us to consider the information to be in agreement if: (i) we observed one or more previous Title Documents in the Receivable File, (ii) the mileage appearing on the Installment Sale Contract was more than 1,000 miles, or (iii) the Model Year appearing in the Data File was more than one year prior to the contract year appearing in the Data File.
Model Year	Installment Sale Contract
Obligor’s Zip Code	Installment Sale Contract, Daybreak System
Obligor’s State	Installment Sale Contract, Daybreak System
Co-Obligor Present Indicator	Installment Sale Contract, Daybreak System
Remaining Principal Balance	Daybreak System (without giving effect to financial activities subsequent to the Cutoff Date)
FICO Score	Daybreak System

The information regarding the Sample Receivables in the Data File was found to be in agreement with the respective information stated in the Sources, except as listed in Exhibit A.

C.	In addition to the procedures described above, for each Sample Receivable, we observed the presence of the following in the Receivable File:

•	Title Document. The Company instructed us to observe that the Company’s name appeared in the Title Document as the Lien Holder, Owner, or Security Interest Holder/Lessor. The Company informed us that the following were acceptable names for the Company: HCA DBA Kia Motors Finance, HMFC, Hyundai Capital America, Hyundai Capital America BA KMF, Hyundai Capital America DBA, Hyundai Capital America DBA HMF, Hyundai Capital America DBA Hyundai Motor Fin, Hyundai Capital America DBA Hyundai Motor Finance, Hyundai Capital America DBA Kia Motor Finance, Hyundai Capital America DBA: HMF, Hyundai Capital America/DBA HMFC, Hyundai Financial, Hyundai Lease Titling, Hyundai Motor Finance, Hyundai Finance Co, Hyundai Motors, Hyundai Motors Fin, Kia Motors Finance, Kia Motor Finance Co, Kia Motors Fn, Kia Motors Finance, Kia Motors Finance Co., and Kia Motors Finance Company.

•	Truth-in-Lending Disclosure (in Installment Sale Contract).

•	Signed Credit Application. The Company instructed us to consider a signed Credit Application, DealerTrack Application, or HCA Credit Decision acceptable forms of credit application. We make no representation regarding the authenticity of the signature(s) on the signed Credit Application.

D.	For each Sample Receivable, we compared the attributes listed below to the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the XML File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attribute	Sources / Company’s Instructions
Reporting Period Scheduled Payment Amount	Installment Sale Contract, Notice of Change (if any), Daybreak System. The Company instructed us to consider the information to be in agreement if the Reporting Period Scheduled Payment Amount in the XML File was blank and the Daybreak System indicated the Sample Receivable was in “Pending” status as of close of business on September 30, 2019.
Model Year	Data File, Installment Sale Contract, Daybreak System
Obligor’s State	Data File, Installment Sale Contract, Notice of Change (if any), Daybreak System
Co-Obligor Present Indicator	Data File, Installment Sale Contract, Notice of Change (if any), Daybreak System

The information regarding the Sample Receivables in the XML File was found to be in agreement with the respective information stated in the Sources.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, XML File, and Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding, (i) the physical existence of the Receivables, (ii) the reasonableness of the instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

Irvine, CA

October 9, 2019

Exhibit A

Exception List

Sample Receivable Number	Attribute	Per Data File	Per Source
56	Contract Date	12/8/2018	12/6/2018